EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of ProLink Holdings Corp. (the “Company”) on Form 10-QSB for the period ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Lawrence D. Bain, Chief Executive Officer of we, and Michael S. Browne, Chief Financial Officer of we, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of we.

By:	/s/ Lawrence D. Bain
Lawrence D. Bain
Chief Executive Officer

By:	/s/ Michael S. Browne
Michael S. Browne
Chief Operating Officer and Chief Financial Officer